# PROMISSORY NOTE

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $700,000.00 | 02-07-2007 | 02-07-2008 | 930485000 | | | MO | |

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

**Borrower:** Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**Lender:** National Bank of California
Corporate Banking Department
145 South Fairfax Avenue
Los Angeles, CA 90036

**Principal Amount: $700,000.00** **Initial Rate: 9.250%** **Date of Note: February 7, 2007**

**PROMISE TO PAY. Hydrodynamic Technology, Inc. ("Borrower") promises to pay to National Bank of California ("Lender"), or order, in lawful money of the United States of America, the principal amount of Seven Hundred Thousand & 00/100 Dollars ($700,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.**

**PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 7, 2008. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning March 7, 2007, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to any late charges; then to any unpaid collection costs; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.**

**VARIABLE INTEREST RATE.** The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime Rate as published from time to time in the Money Rates table of the West Coast Edition of The Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each **DAY**. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 8.250%.** The interest rate to be applied to the unpaid principal balance during this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 9.250%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

**PREPAYMENT; MINIMUM INTEREST CHARGE.** Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a **minimum interest charge of $100.00.** Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: National Bank of California, Attn: Note Department, 145 South Fairfax Avenue Los Angeles, CA 90036.

**LATE CHARGE.** If a payment is 10 days or more late, Borrower will be charged **6.000% of the unpaid portion of the principal and interest overdue or $25.00, whichever is greater.**

**INTEREST AFTER DEFAULT.** Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by adding a 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.

**DEFAULT.** Each of the following shall constitute an event of default ("Event of Default") under this Note:

**Payment Default.** Borrower fails to make any payment when due under this Note.

**Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

**Default in Favor of Third Parties.** Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Note or the related documents in connection with the obtaining of the loan evidenced by this Note or any security document directly or indirectly securing repayment of this Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

**Insolvency.** The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Execution; Attachment.** Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

**Change in Zoning or Public Restriction.** Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the related documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

**Default Under Other Lien Documents.** A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

**Judgment.** Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the indebtedness or any Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

**Change In Ownership.** Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

**Adverse Change.** A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

**Insecurity.** Lender in good faith believes itself insecure.

**Cure Provisions.** If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

**LENDER'S RIGHTS.** Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

**ATTORNEYS' FEES; EXPENSES.** Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

**JURY WAIVER. To the extent permitted by applicable law, Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.**

**GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.**

**CHOICE OF VENUE.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

**COLLATERAL.** Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein:

(A) a Deed of Trust dated February 7, 2007, to a trustee in favor of Lender on real property described as "Real Property located at 13206 Fiji Way, Marina Del Rey, CA 90292-7070" and located in Los Angeles County, State of California. That agreement contains the following due on sale provision: Lender may, at Lender's option, declare immediately due and payable all sums secured by the Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

(B) a Deed of Trust dated February 7, 2007, to a trustee in favor of Lender on real property described as "Real Property located at 10906 Wrightwood Lane, Studio City, CA 91604-3954" and located in Los Angeles County, State of California. That agreement contains the following due on sale provision: Lender may, at Lender's option, declare immediately due and payable all sums secured by the Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

**LINE OF CREDIT.** This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: **Igor Gorodnitsky; and Roman Gordon. Either officer may request Advances. Borrower shall submit invoices for all Advances for equipment purchases and Lender will issue checks to seller.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions

credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

**ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.**

**FINANCIAL STATEMENTS.** Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

**CREDIT REPORT.** We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

**ADDITIONAL COLLATERAL.** Borrower acknowledges this Note is secured by the following additional Collateral as described per Commercial Security Agreement of even date.

**SUCCESSOR INTERESTS.** The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

**GENERAL PROVISIONS.** This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

**PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.**

**BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.**

**BORROWER:**

**HYDRODYNAMIC TECHNOLOGY, INC.**

By: ______________________
Igor Gorodnitsky, President / CFO of Hydrodynamic Technology, Inc.

By: ______________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

"Signed in my presence"

By ______________________

# CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $700,000.00 | 02-07-2007 | 02-07-2008 | 930485000 | | | MO | |

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "****" has been omitted due to text length limitations.

**Corporation:** Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**Lender:** National Bank of California
Corporate Banking Department
145 South Fairfax Avenue
Los Angeles, CA 90036

**WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:**

**THE CORPORATION'S EXISTENCE.** The complete and correct name of the Corporation is Hydrodynamic Technology, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 10019 Canoga Avenue, Chatsworth, CA 91311. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

**RESOLUTIONS ADOPTED.** At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held **on February 7, 2007**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

**OFFICERS.** The following named persons are officers of Hydrodynamic Technology, Inc.:

| NAMES | TITLES | AUTHORIZED | ACTUAL SIGNATURES |
|---|---|---|---|
| Igor Gorodnitsky | President / CFO | Y | X |
| Roman Gordon | CEO / Secretary | Y | X |

**ACTIONS AUTHORIZED.** Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

**Borrow Money.** To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

**Execute Notes.** To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

**Grant Security.** To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

**Execute Security Documents.** To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

**Negotiate Items.** To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

**Further Acts.** In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury**, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender's address shown above, written notice of revocation of their authority: **Igor Gorodnitsky; and Roman Gordon. Either officer may request Advances. Borrower shall submit invoices for all Advances for equipment purchases and Lender will issue checks to seller.**

**ASSUMED BUSINESS NAMES.** The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

**NOTICES TO LENDER.** The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

**CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.** The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

**NO CORPORATE SEAL.** The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

**CONTINUING VALIDITY.** Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

**IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.**

**We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated February 7, 2007.**

CERTIFIED TO AND ATTESTED BY:

X ______________________________
Igor Gorodnitsky, President / CFO of Hydrodynamic Technology, Inc.

X ______________________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

# CORPORATE RESOLUTION TO GRANT COLLATERAL

| Principal | Loan Date | Maturity | Loan No | Call / Coll | Account | Officer | Initials |
|---|---|---|---|---|---|---|---|
| $700,000.00 | 02-07-2007 | 02-07-2008 | 930485000 | | | MO | |

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

**Borrower:** Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

**Lender:** National Bank of California
Corporate Banking Department
145 South Fairfax Avenue
Los Angeles, CA 90036

**Corporation:** Bubble Bee Corporation
10906 Wrightwood Lane
Studio City, CA 91604

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

**THE CORPORATION'S EXISTENCE.** The complete and correct name of the Corporation is Bubble Bee Corporation ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains its principal office at 8306 Wilshire Boulevard, Suite 301, Beverly Hills, CA 90211. Unless the Corporation has designated otherwise in writing, this is the principal office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

**RESOLUTIONS ADOPTED.** At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held **on February 7, 2007**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

**OFFICER.** The following named person is an officer of Bubble Bee Corporation:

| NAMES | TITLES | AUTHORIZED | ACTUAL SIGNATURES |
|---|---|---|---|
| Roman Gordon | President | Y | X |

**ACTIONS AUTHORIZED.** The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

**Grant Security.** To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans, any promissory notes, or any other or further indebtedness of Hydrodynamic Technology, Inc. to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered. The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of Hydrodynamic Technology, Inc. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

**Execute Security Documents.** To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

**Further Acts.** To do and perform such other acts and things and to execute and deliver such other documents and agreements, **including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

**ASSUMED BUSINESS NAMES.** The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

**NOTICES TO LENDER.** The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

**CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.** The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

**NO CORPORATE SEAL.** The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

**CONTINUING VALIDITY.** Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

**IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signature set opposite the name listed above is his or her genuine signature.**

**We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Grant Collateral is dated February 7, 2007.**

**CERTIFIED TO AND ATTESTED BY:**

X ______________________________
**Roman Gordon, President of Bubble Bee Corporation**

X ______________________________
**Secretary of Bubble Bee Corporation**

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.